SUPPLEMENT DATED DECEMBER 16, 2024 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Balanced-Risk Commodity Strategy Fund

(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
Effective December 16, 2024:
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
John Burrello, CFA	Portfolio Manager	2024

Chris Devine, CFA	Portfolio Manager	2010

Scott Hixon, CFA	Portfolio Manager	2010

Scott Wolle, CFA	Portfolio Manager	2010

2. The following information replaces in its entirety the bulleted list appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
John Burrello, CFA, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2012.
▪
Chris Devine, CFA, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1998.
▪
Scott Hixon, CFA, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1994.
▪
Scott Wolle, CFA, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.
3. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Fund’s SAI:
John Burrello began serving on Invesco Balanced-Risk Commodity Strategy Fund as a portfolio manager of the Fund effective December 16, 2024. As of October 31, 2024, Mr. Burrello did not beneficially own any shares of the Fund.
4. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Fund’s SAI:
John Burrello began serving on Invesco Balanced-Risk Commodity Strategy Fund as a portfolio manager of the Fund effective December 16, 2024. As of October 31, 2024, Mr. Burrello managed 17 other registered investment companies with approximately $3,613.2 million in assets, 13 other pooled investment vehicles with approximately $4,255.0 million in assets and 1 other account with approximately $29.7 million in assets.
5. Mark Ahnrud and Christian Ulrich will no longer serve as Portfolio Managers of the Fund. All references to Mr. Ahnrud and Mr. Ulrich in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
BRCS-SUMSTATSAI-SUP 121624